UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2010 (December 6, 2010)

III to I Maritime Partners Cayman I, L.P.
(Exact name of Registrant as specified in its charter)

Cayman Islands	000-53656	98-0516465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5580 Peterson Lane Suite 155 Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 392-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 6, 2010, ATL Offshore GmbH & Co., which acts as the personally liable partner of each of our nine special purpose entities (“SPV”), each of which holds one anchor handling tug supply (“AHTS”) vessel (each an “AHTS SPV”), entered into a working capital facility agreement with Norddeutsche Landesbank (“Nord/LB”), the German bank through which each of the AHTS vessels was financed (the “Nord/LB Working Capital Facility”).

The Nord/LB Working Capital Facility provides for available proceeds of $13,421,000 (EUR 10,000,000) that can be drawn in increments of no less than $3,355,250 (EUR 2,500,000) each.  The Nord/LB Working Capital Facility carries an arrangement fee of $335,525 (EUR 250,000) due prior to the first drawdown, and provides for interest to be paid quarterly to Nord/LB at EURIBOR plus 4.5% per annum, currently 6.028%, plus a fixed costs fee to be determined, with a final maturity date of December 30, 2012.  The facility also includes a commitment fee of 1% of any undrawn amount, a prepayment fee which is a maximum of $80,526 (EUR 60,000), is secured by the same collateral as the existing financing on the vessels, also with Nord/LB, which was originally executed on December 19, 2008 (“Senior Loan”), and includes the application of various other provisions stated in the Senior Loan to this facility.

The Nord/LB Working Capital Facility also includes terms which restrict distributions from our AHTS SPVs until full repayment of the working capital facility, and requires that any additional funds received by the AHTS SPVs in the form of debt or equity, or in the event of a total loss of one or more of the AHTS vessels, be utilized to prepay the facility up to the full outstanding amount of the facility.  The facility also calls for us to enter into an addendum to the Senior Loan.  Among the items to be addressed in the addendum to the Senior Loan are the addition of a requirement that twenty percent of annual earnings after tax be used to make additional prepayments against amounts drawn under the post delivery revolving credit facility included in the Senior Loan, which was designed to effectively change the principal amortization from 12 years to 15 years, and a requirement that we pursue the sale of two vessels on a best efforts basis by December 30, 2011 unless additional capital contributions or the granting of one or more shareholder loans in the minimum amount of $8,388,125 (EUR 6,250,000) is made to our AHTS SPVs by December 31, 2011.

Item 8.01	Other Events

Please see a recent update which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1
Working Capital Facility Agreement dated December 6, 2010 between Norddeutsche Landesbank Girozentrale as Lender and ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH & Co. “Isle of Fehmarn” KG, ATL Offshore GmbH & Co. “Isle of Memmert” KG, and ATL Offshore GmbH & Co. “Isle of Mellum” KG, as jointly and severally liable borrowers.

99.1	Investment Update December 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

III to I Maritime Partners Cayman I, L.P.
(Registrant)

	By:	III to I International Maritime Solutions Cayman, Inc.
Its General Partner

	By:	/s/ Jason M. Morton
Jason M. Morton
Director and Chief Financial Officer
(Duly authorized to sign this report on behalf of the Registrant)
Date: December 10, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1
Working Capital Facility Agreement dated December 6, 2010 between Norddeutsche Landesbank Girozentrale as Lender and ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH & Co. “Isle of Fehmarn” KG, ATL Offshore GmbH & Co. “Isle of Memmert” KG, and ATL Offshore GmbH & Co. “Isle of Mellum” KG, as jointly and severally liable borrowers.

99.1	Investment Update December 2010